Exhibit 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (“Amendment”) is entered into as of September 29, 2025, by and between Insight Molecular Diagnostics Inc., formerly known as Oncocyte Corporation (the “Company”), a California corporation located at 2 International Plaza, Suite 510 Nashville, TN 37217, and Ekkehard Schütz, M.D., Ph.D. (“Executive”). Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Employment Agreement, dated as of May 20, 2024 (the “Agreement”).

WITNESSETH:

WHEREAS, Executive currently serves as Chief Science Officer of the Company; and

WHEREAS, the Company and Executive entered into the Agreement and wish to amend the Term of the Agreement to remove the Term Expiration.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, the parties hereto agree as follows:

1. Amendment to Agreement.

(a) Section 1(f) of the Agreement is hereby amended and restated in its entirety as follows:

Term. The “Term” shall mean the period commencing as of May 20, 2024 (the “Effective Date”) and continuing until such time as Executive’s employment is terminated in accordance with Section 5.

(b) Section 6 of the Agreement is hereby amended to delete the following phrases: (i) “or upon the Term Expiration,” from Section 6(a), (ii) “Upon Term Expiration,” from Section 6(a)(i), and (iii) “Prior to the Term Expiration” from Section 6(a)(ii).

2. Other Terms. Except as expressly amended or waived hereby (or amended or waived prior hereto), all the terms, provisions and conditions of the Agreement are and shall remain unchanged and continue in full force and effect.

3. Governing Law. This Amendment shall be construed and enforced according to the laws of the State of California.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, when taken together, shall be and constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

EXECUTIVE:

/s/ Ekkehard Schütz
Ekkehard Schütz

COMPANY:

INSIGHT MOLECULAR DIAGNOSTICS INC.

/s/ Joshua Riggs

President and Chief Executive Officer

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